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                                                                       Exhibit N


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Experts" in this Pre-Effective Amendment No. 1 to the registration statement on Form N-2 of Salomon Brothers Inflation Management Fund Inc.

PricewaterhouseCoopers LLP
New York, NY
April 20, 2004